                                                Semi-Annual
                                                   Report

[GRAPHIC]
                                                June 30, 2000
                                                 (unaudited)

================================================================================
                             Pilgrim Mutual Funds
================================================================================

                             PILGRIM
                             TROIKA DIALOG
                             RUSSIA FUND, INC.

                             --------------------------------------------------
                             Investment Objective: Long-term Capital
                             Appreciation

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Troika Dialog Russia Fund, Inc. (formerly Lexington Troika Dialog Russia Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
  The Pilgrim Troika Dialog Russia Fund, Inc. (formerly Lexington Troika
Dialog Russia Fund, Inc.) (the "Fund") increased by 2.67%* during the first six months of 2000. According to Lipper, Inc., the average emerging markets fund declined by 8.69% over the same time period. The unmanaged Russian
Trading System Index (the "Index") declined by 2.21% during the first half of 2000. For the quarter ended June 30, 2000, the Fund declined by 24.95%* while the average emerging markets fund according to Lipper declined by 12.07% and the Index declined by 26.08%.

Portfolio Review

  Two broad trends contributed to the Fund's performance: 1) growing political stability in Russia; and, 2) economic stabilization and recovery due in part to higher global commodity prices.

  On the last day of the old millenium (and just two weeks after very successful parliamentary elections), Boris Yeltsin voluntarily resigned the office of the Presidency and turned the reins of power over to his newest young protege, Vladimir Putin. Combined, the changes in the parliament and in the presidency were the most peaceful transfers of such power in Russia's history. On March 26, 2000, Putin was formally elected to the presidency.

  With Vladimir Putin has come a period of relative political stability. Committed to a "Dictatorship of the Law", he has brought a very high level of energy, focus, and determination to the office of the Presidency. He supports a continuation and acceleration of economic reforms. Recently, Putin unveiled a new economic blueprint for Russia which calls for reducing inflation, stabilizing the ruble, privatizing most state-owned companies, eliminating the budget deficit, tax reform, strengthening property rights, and attracting domestic and foreign investment by reducing the state's role in the economy and opening up the economy. Major components of the tax reform proposals have already been passed by the DUMA. On the political front, he is determined to strengthen the power and control of the central government over the country in general and over the regional administrations in particular. Claiming to be a democrat, he is at the same time a strong nationalist who intends to maintain Russia's territorial integrity and who intends to restore Russia's position as a world power. To do this, he is seeking to increase the powers of the federal government in general, and of his office in particular. He also understands that becoming a world power requires economic strength, which will only be achieved through a market-based economy, which is based on a rule of law. To this end, he has vowed to address the corruption, which has been so prevalent in the Russian economy. At this writing, he has already taken several significant steps to reduce corruption.

  Thus far, the formula is working. Putin's economic team and proposals enjoy support from both the markets and from international financial institutions such as the IMF. And the economy has made Putin's job easier. Last year's economic recovery has continued into 2000. (In fact, most economic observers, including the IMF and the EBRD, feel that Russia is just entering a period of long-term growth.) GDP grew by 3.2% in 1999 and is expected to grow by 6% or more this year. Industrial production grew 8.1% in 1999; an equal number is expected in 2000. In 1999, inflation fell to 36.5% and could fall to 18% in 2000. The ruble has stabilized at around 28 to the dollar. Central Bank Reserves of over $20 billion are now at record levels and are expected to increase further by year-end. The government's fiscal situation continues to improve with growing revenues, although tax reform in the form of lower tax rates could lead to short-term downward pressure on revenues. (Expenditure cuts may be necessary as a result.) Finally, the country's external debt load is becoming much more manageable. On February 11, 2000, the London Club agreed to write off 36.5 percent of Russia's $32 billion Soviet-era debt. The Paris Club negotiations this summer are expected to extend the maturity of that component of the country's external debt. Russia's economic difficulties are by no means over. However, the country's economy is now in better shape than at any other time since the collapse of the Soviet Union and could well be entering a period of sustained growth, especially if economic reforms happen as planned.

Market Outlook

  The Russian equity market initially responded well to the improving political and economic environment, but declined during the second quarter with the increased volatility in the U.S. equity markets and with a perception of renewed political uncertainty as Putin sought to restructure the Federation Council. As we enter the third quarter, the Russian equity market has begun to move upward again. We expect this trend to continue over the long-term.

  Our long-term positive outlook for Russia is based on several factors. Russia's new president is very determined to carry out the types of reforms (property rights, corporate governance, tax reform, market-based economic policies, reining in the oligarchs) that investors have been demanding for years. The Russian economy is in the best shape it's been in since the breakup of the Soviet Union and could be entering a sustained period of growth. This growth should be enhanced by increased investment in the Russian economy; independent estimates forecast a doubling in foreign direct investment over the next five years. Finally, portfolio investment in Russia in 2000 has been largely confined to domestic investors. We expect that foreign portfolio investors will return to Russia as developments in the economic and political spheres continue to be positive and as foreign investors better recognize the very attractive valuations in Russia. In fact, we continue to believe that most Russian companies are valued at significant discounts to their global counterparts and that, therefore, Russia represents one of the best long-term values in emerging markets.

  Given our overall long-term positive outlook Russia, but recognizing that significant risks still exist in the market, we continue to maintain a higher level of equity exposure. Within our equity exposure, we continue to emphasize liquidity. We are well positioned to benefit from continued higher commodity prices, but have also deployed more assets to those sectors such as telecommunications, utilities, and consumer products, which provide exceptional value and should benefit from continuing economic improvement.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ Timothy McCarthy
Timothy D. McCarthy                    Richard M. Hisey, C.F.A.
Portfolio Manager                      /s/ RIchard M. Hisey
                                       Portfolio Manager
August, 2000                           August, 2000

*32.60% and (7.73)% are the one year and since commencement (07/03/96) average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. The Fund involves speculative investments, special risks, such as political, economic, and legal uncertainties, currency fluctuations, portfolio settlement, and custody risks, and risks of loss arising out of Russia's system of share registration. Share prices are subject to a redemption fee of 2% of the redemption proceeds. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Pilgrim Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------

            COMMON & PREFERRED STOCKS: 89.5%
            Aerospace & Defense: 0.0%
 32,500,000 Aviastar/1/,/2/ ......................................   $    29,965
                                                                     -----------

            Airlines: 0.6%
  2,446,350 Aeroflot/2/ ..........................................       371,845
                                                                     -----------

            Auto Trucks & Parts: 2.0%
     48,550 Gorkovsky Auto Plant..................................     1,170,055
                                                                     -----------

            Brewers: 4.0%
  1,060,350 Sun Interbrew, Ltd. "A"/1/ ...........................     2,159,352
     47,800 Sun Interbrew, Ltd. "B"/1/ ...........................       136,279
                                                                     -----------
                                                                       2,295,631
                                                                     -----------

            Building Materials: 0.0%
     38,000 Alfa Cement/1/,/2/ ...................................           883
                                                                     -----------

            Food Wholesalers: 0.0%
     23,800 Samson/1/,/2/ ........................................         9,532
                                                                     -----------

            Machinery: 0.1%
    850,000 Krasny Kotelschik/1/,/2/ .............................        70,125
 11,200,000 Zvezda/2/ ............................................        14,347
                                                                     -----------
                                                                          84,472
                                                                     -----------

            Medical Equipment: 0.0%
     21,900 Medpolimer/2/ ........................................           670
                                                                     -----------

            Merchandising: 0.7%
      7,000 Gostiny Dvor/1/,/2/ ..................................           483
    235,000 Trade House GUM/1/ ...................................       366,600
     10,000 Trade House GUM (ADR).................................        31,200
                                                                     -----------
                                                                         398,283
                                                                     -----------

            Metals And Mining: 7.3%
            Common Stock
    190,000 Norilsk Nickel/1/ ....................................     1,358,500
                                                                     -----------

            Preferred Stock
    433,000 Norilsk Nickel/1/ ....................................     2,857,800
                                                                     -----------
            Total Metals & Mining.................................     4,216,300
                                                                     -----------

 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------

            Natural Gas: 0.4%
            Common Stock
     35,000 Gazprom (ADR).........................................   $   245,000
                                                                     -----------

            Preferred Stock
      1,800 Transneft/1/,/2/ .....................................           283
                                                                     -----------
            Total Natural Gas.....................................       245,283
                                                                     -----------

            Oil & Gas Holding Companies: 43.9%
            Common Stock
  1,876,000 AO Tatneft/1/ ........................................       917,364
    278,700 AO Tatneft (ADR)......................................     2,717,325
    132,987 Lukoil Holdings of Russia/1/ .........................     1,682,285
    119,000 Lukoil Holdings of Russia (ADR).......................     6,069,000
  8,734,000 Surgutneftegaz/1/ ....................................     2,305,776
    333,000 Surgutneftegaz (ADR)..................................     4,329,000
                                                                     -----------
                                                                      18,020,750
                                                                     -----------

            Preferred Stock
    229,750 Lukoil Holdings of Russia/1/ .........................     2,297,500
     40,000 Lukoil Holdings of Russia (ADR).......................       800,000
 28,070,000 Surgutneftegaz/1/ ....................................     3,214,015
     95,000 Surgutneftegaz (ADR)..................................     1,083,000
                                                                     -----------
                                                                       7,394,515
                                                                     -----------

            Total Oil & Gas Holding Companies.....................    25,415,265
                                                                     -----------
            Oil & Gas Producing Companies: 0.5%
            Common Stock
    100,000 JSC Rosneftegazstroy/1/ ..............................       179,260
     10,000 Megionneftegaz/1/ ....................................        16,000
                                                                     -----------
                                                                         195,260
                                                                     -----------

            Preferred Stock
      4,000 Udmurtneftegaz/1/,/2/ ................................        81,000
                                                                     -----------
            Total Oil & Gas Producing Companies...................       276,260
                                                                     -----------

            Oil Drilling & Services: 0.0%
         21 Komitek Oil Company/1/,/2/ ...........................             2
                                                                     -----------

Pilgrim Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------

                     COMMON & PREFERRED STOCKS (continued):
            Steel & Iron: 0.1%
  1,002,000 Chelyabinsky Trubny Zavod/1/,/2/ .....................   $     9,599
  4,450,000 Taganrogaky Metallurgical Plant/1/,/2/ ...............        40,878
                                                                     -----------
                                                                          50,477
                                                                     -----------

            Telecommunications: 21.6%
            Common Stock
  6,831,400 Bashinformsvyaz/1/,/2/ ...............................       422,030
     24,610 Chelyabinskvyazinform/1/,/2/ .........................       406,065
     99,400 Golden Telecom, Inc./1/ ..............................     2,957,150
    270,000 Irkutskelectrosvyaz/2/ ...............................        89,100
     46,000 Krasnoyarskelectrosvyaz/1/,/2/ .......................       105,800
     85,300 Kubanelectrosvyaz/1/ .................................       716,520
      9,500 Lensvyaz/1/,/2/ ......................................        74,526
     34,400 Moscow Intercity International Telephone/1/,/2/ ......       143,364
      1,100 Moscow Region Electrosvyaz/1/,/2/ ....................       165,000
    656,000 Nizhnovsvyazinform/2/ ................................       643,274
     20,383 Novosbirskaya Telephone/1/,/2/ .......................       305,745
     20,000 Novosibirskelectrosvyaz...............................        32,000
    766,000 Rostelecom/1/ ........................................     1,685,200
     20,000 Rostelecom (ADR)......................................       271,250
    238,125 Rostov Region Electrosvyaz/1/ ........................       219,075
     28,000 Samarasvyazinform/1/,/2/ .............................       851,161
     20,000 St. Petersburg MMT/1/ ................................        19,612
    350,000 St. Petersburg Telecommunications/1/ .................       131,250
    214,000 Tyumentelecom/1/,/2/ .................................       199,356
 10,000,000 Uralsvyazinform/1/,/2/ ...............................       152,000
     42,500 Uralsvyazinform (ADR)/1/ .............................       142,592
      5,000 Uraltelecom/1/,/2/ ...................................        15,750
          2 Vimpel-Communications/1/,/2/ .........................            59
    101,964 Vimpel-Communications (ADR)/1/ .......................     2,249,581
                                                                     -----------
                                                                      11,997,460
                                                                     -----------

 Number of                                                             Value
   Shares                          Security                          (Note 1)
-------------------------------------------------------------------------------

            Preferred Stock
    189,500 Moscow Telephone Systems/1/,/2/ .....................   $   213,697
    427,000 Nizhnovsvyazinform/1/,/2/ ...........................        98,210
     50,000 Rostelecom/1/ .......................................        34,500
      9,300 Samarasvyazinform/1/,/2/ ............................        68,820
    100,000 Smolensksvyazinform/1/,/2/ ..........................         3,342
    110,000 St. Petersburg Telecommunications/1/ ................        18,700
    279,099 Tyumentelecom/1/,/2/ ................................        90,372
                                                                    -----------
                                                                        527,641
                                                                    -----------
            Total Telecommunications.............................    12,525,101
                                                                    -----------

            Utilities: 8.3%
            Common Stock
  5,500,000 Komienergo/1/,/2/ ...................................            34
 41,050,000 Mosenergo............................................     1,559,900
    100,000 Mosenergo (ADR)......................................       375,000
  1,335,000 Sverdlovskenergo/1/,/2/ .............................        40,050
 11,400,000 Unified Energy Systems...............................     1,311,000
                                                                    -----------
                                                                      3,285,984
                                                                    -----------

            Preferred Stock
    450,000 Chelyabenergo/1/,/2/ ................................         3,884
     24,600 Permenergo/1/,/2/ ...................................         3,759
 32,861,738 Unified Energy Systems/1/ ...........................     1,511,640
                                                                    -----------
                                                                      1,519,283
                                                                    -----------
            Total Utilities......................................     4,805,267
                                                                    -----------
            TOTAL COMMON & PREFERRED STOCKS (cost $69,761,804)...    51,895,291
                                                                    -----------

Pilgrim Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

 Principal                                                             Value
   Amount                          Security                          (Note 1)
-------------------------------------------------------------------------------

            SHORT-TERM INVESTMENT: 10.4%
 $6,000,000 U.S. Government Obligation: 10.4%
            Federal Home Loan Bank, 6.48%, due 07/03/00
             (cost $5,997,840)...................................   $ 5,997,840
                                                                    -----------
            TOTAL INVESTMENTS: 99.9% (cost $75,759,644+) (Note
             1)..................................................    57,893,131
            Other assets in excess of liabilities: 0.1%..........        63,588
                                                                    -----------
            TOTAL NET ASSETS: 100.0% (equivalent to $6.92 per
             share on 8,375,076 shares outstanding)..............   $57,956,719
                                                                    ===========

--------
/1/Non-income producing security.
/2/Illiquid security. (Note 8)
ADR-American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $80,662,135.


 The Notes to Financial Statements are an integral part of this statement.

Pilgrim Troika Dialog Russia Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $75,759,644)
 (Note 1)....................................................... $ 57,893,131
Cash............................................................      661,459
Receivable for fund shares sold.................................      127,110
Dividends and interest receivable...............................      126,381
Deferred organization expenses, net (Note 1)....................       19,198
Other receivables...............................................        6,851
                                                                 ------------
   Total Assets.................................................   58,834,130
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................      149,821
Payable for investment securities purchased.....................      389,875
Payable for fund shares redeemed................................      119,473
Accrued expenses................................................      218,242
                                                                 ------------
   Total Liabilities............................................      877,411
                                                                 ------------
Net Assets (equivalent to $6.92 per share on 8,375,076 shares outstanding) (Note 5).......................................... $ 57,956,719
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $      8,375
Additional paid-in-capital......................................  146,764,159
Accumulated net investment loss.................................     (396,446)
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (70,552,856)
Unrealized depreciation of investments and foreign currency
 translation of other assets and liabilities....................  (17,866,513)
                                                                 ------------
   Total Net Assets............................................. $ 57,956,719
                                                                 ============

Pilgrim Troika Dialog Russia Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends...........................................  $  127,533
 Interest............................................     370,338
                                                       ----------
                                                          497,871
 Less: foreign tax expense...........................       4,753
                                                       ----------
 Total investment income.............................              $   493,118
Expenses
 Investment advisory fee (Note 2)....................     476,949
 Custodian expenses..................................     212,075
 Directors' fees and expenses........................     120,593
 Distribution expenses (Note 3)......................     106,155
 Transfer agent and shareholder servicing expenses
  (Note 2)...........................................      60,619
 Accounting expenses (Note 2)........................      24,753
 Audit fees..........................................      20,566
 Printing and mailing expenses.......................      16,123
 Amortization of deferred organization costs (Note
  1).................................................      10,751
 Professional fees...................................       8,686
 Registration fees...................................       7,942
 Computer processing fees............................       7,569
 Other expenses......................................      18,634
                                                       ----------
 Total expenses......................................   1,091,415
 Less: Redemption fee
  proceeds (Note 4)..................................     272,694      818,721
                                                       ----------  -----------
 Net investment loss.................................                 (325,603)
Realized and Unrealized Gain (Loss) on Investments
 (Note 6)
 Net realized gain (loss) on:
 Investments.........................................   6,545,882
 Foreign currency transactions.......................    (118,397)
                                                       ----------
  Net realized gain..................................                6,427,485
 Net change in unrealized depreciation of:
 Investments.........................................  (5,529,342)
 Foreign currency translation of other assets and
  liabilities........................................          13
                                                       ----------
  Net change in unrealized depreciation..............               (5,529,329)
                                                                   -----------
Net realized and unrealized gain.....................                  898,156
                                                                   -----------
Increase in Net Assets Resulting from Operations.....              $   572,553
                                                                   ===========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Troika Dialog Russia Fund, Inc.
Statements of Changes in Net Assets

                                               Six months ended
                                                June 30, 2000      Year ended
                                                 (unaudited)    December 31, 1999
                                               ---------------- -----------------
Operations:
Net investment income (loss).................    $   (325,603)    $  1,563,372
Net realized gain (loss) from investments and
 foreign currency transactions...............       6,427,485      (35,464,744)
Net change in unrealized depreciation of
 investments and foreign currency
 translation.................................      (5,529,329)      66,709,158
                                                 ------------     ------------
  Net increase in net assets resulting from
   operations................................         572,553       32,807,786
                                                 ------------     ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income...........................             --          (586,463)
                                                 ------------     ------------
Capital Share Transactions: (Note 5)
Proceeds from sale of shares.................      50,508,733       43,183,175
Reinvested dividends.........................             --           554,553
Redemption fee proceeds......................         466,261          167,637
Cost of shares redeemed......................     (52,601,827)     (36,262,949)
                                                 ------------     ------------
  Net increase (decrease) in net assets from
   capital share transactions................      (1,626,833)       7,642,416
                                                 ------------     ------------
Net increase (decrease) in net assets........      (1,054,280)      39,863,739
Net Assets:
Beginning of period..........................      59,010,999       19,147,260
                                                 ------------     ------------
End of period (including accumulated net
 investment loss of $396,446 and $70,843 in
 2000 and 1999, respectively)................    $ 57,956,719     $ 59,010,999
                                                 ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999


1.Significant Accounting Policies

Pilgrim Troika Dialog Russia Fund, Inc. (formerly Lexington Troika Dialog Russia Fund, Inc.) (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight-line basis as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at June 30, 2000.

  Financial Futures The Fund may invest in financial futures contracts in order to gain exposure to, or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


1. Significant Accounting Policies (continued)

Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2000, there were no financial futures contracts outstanding.

  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1999, reclassifications were made the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

  Deferred Organization Expenses Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years. At June 30, 2000, the amount remaining to be amortized was $19,198.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate

The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 2000, the adviser has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12B-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 2000.

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


2. Investment Advisory Fee and Other Transactions with Affiliate (continued)

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $48,670 which were incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund had a Distribution Plan (the "Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 2000 were $106,155 and are set forth in the statement of operations.

4. Redemption Fee

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the six months ended June 30, 2000 were $738,955. The amount available for offset against Fund expenses was $272,694 and is set forth in the statement of operations. Excess fee proceeds of $466,261 were added to the Fund's capital.

5. Capital Stock

Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 2000              Year ended
                                 (unaudited)            December 31, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Shares sold...............  6,437,063  $ 50,508,733   9,870,288  $ 43,183,175
Shares issued on
 reinvestment of
 dividends................        --            --      146,380       554,553
Redemption fee proceeds...        --        466,261         --        167,637
                           ----------  ------------  ----------  ------------
                            6,437,063    50,974,994  10,016,668    43,905,365
Shares redeemed........... (6,816,887)  (52,601,827) (8,524,306)  (36,262,949)
                           ----------  ------------  ----------  ------------
Net increase (decrease)...   (379,824) $ (1,626,833)  1,492,362  $  7,642,416
                           ==========  ============  ==========  ============

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

6. Investment Transactions

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $25,761,249 and $18,756,254, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,452,222 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $33,221,226.

7. Investment and Concentration Risks
The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

   Market, Concentration, and Liquidity Risks The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

   Settlement and Custody Risks Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the client may be forced to remit securities before payment is received.

   Foreign Currency and Exchange Risk The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

   Political and Economic Risk Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally controlled command system to a market-oriented, democratic model. The Fund may be affected

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

7. Investment and Concentration Risks (continued) unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

8. Illiquid Securities
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                                  Initial              Percent
                                                Acquisition   Market   of Net
              Security                 Shares      Date       Value    Assets
              --------               ---------- ----------- ---------- -------
Alfa Cement.........................     38,000   3/25/97   $      883  0.00%
Aviastar............................ 32,500,000   6/25/97       29,965  0.05
Bashinformsvyaz.....................  6,231,400    6/9/97      422,030  0.73
Chelyabenergo (Preferred Stock).....    450,000   2/26/97        3,884  0.01
Chelyabinskvyazinform...............     24,610   12/9/96      406,065  0.70
Chelyabinsky Trubny Zavod...........  1,002,000   8/25/97        9,599  0.02
Gostiny Dvor........................      7,000   10/6/97          483  0.00
Irkutskelectrosvyaz.................    270,000   2/17/97       89,100  0.15
Komienergo..........................  5,500,000    8/5/97           34  0.00
Komitek.............................         21    7/9/97            2  0.00
Krasnoyarskelectrosvyaz.............     46,000    7/2/97      105,800  0.18
Krasny Kotelschik...................    850,000   9/23/97       70,125  0.12
Lensvyaz............................      9,500   2/14/97       74,526  0.13
Medpolimer..........................     21,900    8/6/97          670  0.00
Moscow Intercity International
 Telephone..........................     34,400   5/27/97      143,364  0.25
Moscow Telephone Systems (Preferred
 Stock).............................    189,500   8/16/97      213,697  0.37
Nizhnovsvyazinform..................    656,000    8/1/96      643,274  1.11
Nizhnovsvyazinform (Preferred
 Stock).............................    427,000  11/20/96       98,210  0.17
Novosbirskaya Telephone.............     20,383   7/17/97      305,745  0.53
Novosbirskelectrosvyaz..............     20,000   4/29/97       32,000  0.06
Permenergo (Preferred Stock)........     24,600   8/15/97        3,759  0.01
Samarasvyazinform...................     28,000  11/20/96      851,161  1.47
Samarasvyazinform (Preferred
 Stock).............................      9,300    1/9/97       68,820  0.12
Samson..............................     23,800    7/9/97        9,532  0.02
Smolensksvyazinform (Preferred
 Stock).............................    100,000    8/6/97        3,342  0.00
Sverdloskenergo.....................  1,335,000   6/18/96       40,050  0.07
Taganrogaky Metallurgical Plant.....  4,450,000   4/24/97       40,878  0.07

Pilgrim Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

8. Illiquid Securities (continued)

                                                   Initial              Percent
                                                 Acquisition   Market   of Net
              Security                  Shares      Date       Value    Assets
              --------                ---------- ----------- ---------- -------
Transneft (Preferred Stock)..........      1,800   7/27/97   $      283  0.00%
Tyumentelecom........................    214,000    3/5/97      199,356  0.34
Tyumentelecom (Preferred Stock)......    279,099    2/6/97       90,372  0.15
Udmurtneftegaz (Preferred Stock).....      4,000   1/20/97       81,000  0.14
Uraltelecom..........................      5,000   6/17/97       15,750  0.03
Uralsvyazinform...................... 10,000,000    8/8/97      152,000  0.26
Vimpel-Communications................          2   4/27/99           59  0.00
Zvezda............................... 11,200,000   8/21/97       14,347  0.02
                                                             ----------  ----
                                                             $4,220,165  7.28%
                                                             ==========  ====

9.Subsequent Events

Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Troika Dialog Russia Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                                            July 3, 1996
                          Six months ended  Year ended December 31,        (effective SEC
                           June 30, 2000   ---------------------------  registration date) to
                            (unaudited)     1999      1998      1997     December 31, 1996**
                          ---------------- -------  --------  --------  ---------------------
Net asset value,
 beginning of period....       $ 6.74       $ 2.64   $ 17.50    $11.24          $12.12
                               ------       ------   -------    ------          ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................        (0.04)        0.18      0.15     (0.01)          (0.05)
 Net realized and
  unrealized gain
  (loss) on investments
  and foreign
  currencies............         0.22         3.99    (14.70)     7.57           (0.51)
                               ------       ------   -------    ------         -------
Total income (loss) from
 investment operations..         0.18         4.17    (14.55)     7.56           (0.56)
                               ------       ------   -------    ------         -------
Less distributions:
 Dividends from net
  investment income.....         --          (0.07)    (0.07)     --              --
 Distributions from net
  realized gains........         --           --       (0.24)    (1.30)          (0.32)
                               ------       ------  --------   -------         -------
Total distributions.....         --          (0.07)    (0.31)    (1.30)          (0.32)
                               ------       ------  --------   -------         -------
Net asset value, end of
 period.................       $ 6.92       $ 6.74   $  2.64    $17.50          $11.24
                               ======       ======   =======    ======          ======
Total return............        5.43%*     159.76%  (82.99)%    67.50%         (9.01)%*
Ratio to average net
 assets:
 Expenses, before
  redemption fee
  proceeds..............        2.86%*       3.32%     2.64%     2.89%           5.07%*
 Expenses, net of
  redemption fee
  proceeds..............        2.15%*       2.23%     1.84%     1.85%           2.65%*
 Net investment income
  (loss), before
  redemption fee
  proceeds..............      (1.57)%*       3.30%     0.57%   (1.14)%         (3.69)%*
 Net investment income
  (loss)................      (0.85)%*       4.39%     1.36%   (0.11)%         (1.27)%*
Portfolio turnover
 rate...................       61.59%*      91.14%    65.76%    66.84%         115.55%*
Net assets, end of
 period (000's
 omitted)...............      $57,957      $59,011   $19,147  $137,873         $13,846

-------
* Annualized
**The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

PILGRIM TROIKA DIALOG RUSSIA
FUND, INC.


Investment Adviser                      All Shareholder requests for
Pilgrim Investments, Inc.               services of any kind should be sent
40 North Central Avenue                 to:
Suite 1200
Phoenix, Arizona 85004-4408

Sub-Adviser                              Transfer Agent
Troika Dialog Asset Management           Lexington Funds
4 Romanov Pereulok                       c/o DST Systems, Inc.
Moscow, 103009 Russia                    P.O. Box 219368
                                         Kansas City, Missouri 64121-6368

Distributor
Pilgrim Securities, Inc.                 Or call toll free
40 North Central Avenue                  Service and Sales: 1-800-526-0056
Suite 1200
Phoenix, Arizona 85004-4408              www.lexingtonfunds.com


This report has been prepared for the information of the shareholders of Pilgrim Troika Dialog Russia Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX288-SAR6/00